Exhibit I-1

Active Subsidiaries of
Black Hills Corporation

Company	% BHC Ownership[1]	Business Activities

Black Hills Power, Inc.

Black Hills Energy, Inc.

Black Hills Exploration and Production, Inc.

Black Hills Gas Holdings Corp. (f/k/a Mallon
Resources Corporation)

Black Hills Cabresto Pipeline, LLC

Black Hills Gas Resources, Inc. (f/k/a Mallon Oil Company)

Black Hills Generation, Inc.

Black Hills Harbor, LLC

Black Hills Long Beach, Inc.

Black Hills Ontario, LLC

Harbor Cogeneration Company

Black Hills Colorado, LLC
100 100 100 100 100 100 100 100 100 50 100 100
Regulated generation, transmission, distribution, and sale of electricity.
Currently is Black Hills Corporation's only utility subsidiary

Intermediate holding company for Black Hills Corporation EWGs, QFs, natural gas/oil/coal companies, and other companies engaged in "energy-related" activities

Oil and natural gas exploration and production. Also owns subsidiaries engaged in oil and natural gas and pipeline activities

Owns and manages oil and natural gas reserves and is contstructing a natural gas pipeline

Owns and operates 12-mile natural gas pipeline in New Mexico

Operating and management company for Mallon Resources Corporation oil and natural

Intermediate holding company for Black Hills Corporation EWGs and QFs and other businesses related to the ownership and operation of EWGs and QFs

Owns 70% of Black Hills Corporations' partnership interests in Harbor Cogeneration
Company

Owns 30% of Black Hills Corporations' partnership interests in Harbor Cogeneration
Company

QF that owns and operates 7.84 MW electric generation facility in Ontario,
California.

EWG that owns and operates 98 MW electric generating facility in Long Beach,
California.

EWG that owns and operates electric generating facilities in Boulder and Denver,
Colorado, with combined capacity of 210 MW

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    1.        Direct or indirect ownership by Black Hills Corporation.

Black Hills Valmont Colorado, Inc.

Black Hills Fountain Valley, LLC

Black Hills Fountain Valley II, LLC

E-Next A Equipment Leasing Company, LLC

Fountain Valley Power, LLC

Indeck Pepperell Power Associates, Inc.

Black Hills Southwest, LLC

Black Hills Nevada, LLC

Black Hills Nevada Real Estate Holdings, LLC

Desert Arc I, LLC

Desert Arc II, LLC

Las Vegas Cogeneration Limited Partnership

Las Vegas Cogeneration Energy Financing Company, LLC

Las Vegas Cogeneration II, LLC

Black Hills Nevada Operations, LLC
100 100 100 100 100 100 100 100 100 50 50 50 100 100 100	Financing agent for construction of Black Hills Colorado, LLC, project

Owns Black Hills Corporations' membership interests in Fountain Valley Power, LLC

Formed to acquire real property at and adjacent to Fountain Valley Power, LLC, project

Owns and leases equipment used at Fountain Valley Power, LLC, project

EWG that owns and operates 240 MW electric generating facility near Colorado
Springs, Colorado

EWG that owns 38 MW electric generating facility at Pepperell, Massachusetts

Owns Black Hills Corporation investments in Las Vegas Cogeneration Limited
Partnership and Las Vegas Cogeneration II, LLC, electric generating projects

Owns Black Hills Corporation investments in Las Vegas Cogeneration Limited
Partnership and Las Vegas Cogeneration II, LLC, electric generating projects

Owns real property at and adjacent to Las Vegas Cogeneration Limited Partnership and Las Vegas Cogeneration II, LLC, electric generating projects

General partner in Las Vegas Cogeneration Limited Partnership

Limited partner in Las Vegas Cogeneration Limited Partnership

QF that owns and operates 53 MW electric generating facility in North Las Vegas,
Nevada

Owns and leases equipment used at Las Vegas Cogeneration II, LLC, project

EWG that owns and operates 224 MW electric generating facility in North Las Vegas,
Nevada

Operates Las Vegas Cogeneration Limited Partnership and Las Vegas Cogeneration II,
LLC, electric generating projects

Black Hills Ivanpah, LLC

Black Hills Ivanpah GP, LLC

Black Hills North America, Inc.

North American Funding, LLC

Indeck North American Power Fund, LP

Indeck North American Power Partners, LP

EIF Investors, Inc.

Black Hills Idaho Operations, LLC

Sunco, Ltd.

West Cascade Energy, LLC

Wyodak Resources Development Corporation

Black Hills Energy Resources, Inc.

Black Hills Energy Pipeline, LLC

Black Hills Millenium Pipeline, Inc.

Millenium Pipeline Company, LP

Black Hills Energy Terminal, LLC

Black Hills Millennium Terminal, Inc.

Millennium Terminal Company, LP
100 100 100 100 100 100 100 100 100 50 100 100 100 100 100 100 100 100	Owns Black Hills Corporation 49.5% limited partnership interest in 500 MW generating facility under development in Nevada

Owns Black Hills Corporation 0.5% general partnership interest in 500 MW generating facility under development in Nevada

Owns Black Hills Corporation 1% general partnership interest in Indeck North
American Power Fund, LP

Investor in electric generating facilities in Massachusetts and California

Investor in electric generating facilities in Massachusetts and California

General partner in Indeck North American Power Fund, LP

Owns Black Hills Corporation investments in Energy Investors Fund, LP, Energy
Investors Fund II, LP, and Energy Investors Fund III, LP

Provides plant operating services to QFs located in Idaho

Owns and operates 12 acre greenhouse that serves as thermal host for Las Vegas
Cogeneration Limited Partnership QF

Formed to explore development of electric generating facility in Oregon

Owns and operates surface coal mine in Wyoming and produces and markets coal

Owns Black Hills Corporation investments in subsidiaries engaged in oil marketing and transportation

Owns Black Hills Corporation 99% limited partnership interest in Millennium
Pipeline Company, LP

Owns Black Hills Corporation 1% general partnership interest in Millennium
Pipeline Company, LP

Owns and operates oil pipeline in Texas

Owns Black Hills Corporation 99% limited partnership interest in Millennium
Terminal Company, LP

Owns Black Hills Corporation 1% general partnership interest in Millennium
Terminal Company, LP

Owns and operates oil terminal and storage facility

Black Hills Kilgore Energy Pipeline, LLC

Black Hills Kilgore Pipeline, Inc.

Black Hills Kilgore Pipeline Company, LP

Black Hills Operating Company, LLC

Black Hills Fiber Systems, Inc.

Black Hills FiberCom, LLC

BHFC Publishing, Inc.

Black Hills Montana Publishing, LLC

Black Hills Wyoming, LLC

Daksoft, Inc.

Enserco Energy Inc.	100 100 100 100 100 100 100 100 100 100 100	Owns Black Hills Corporation 99% limited partnership interest in Black Hills
Kilgore Pipeline Company, LP

Owns Black Hills Corporation 1% general partnership interest in Black Hills
Kilgore Pipeline Company, LP

Owns and operates oil pipeline in Texas

Operates and manages oil pipelines and terminals in Texas

Owns Black Hills Corporation interests in ETCs

ETC that provides cable television, internet, broadband, and other communications services in South Dakota

ETC that publishes telephone directory in South Dakota

ETC that publishes telephone directory in Montana

EWG that owns and operates 90 MW electric generating facility near Gillette,
Wyoming

Develops and markets computer software

Markets natural gas

Black Hills Corporation
EWGs and QFs

Company	EWG/ QF	MW Capacity	Location

Harbor Cogeneration Company
Black Hills Ontario, LLC
Black Hills Colorado, LLC
Fountain Valley Power, LLC
Indeck Pepperell Power Associates, Inc.
Black Hills Wyoming, Inc.
Las Vegas Cogeneration Limited Partnership
Las Vegas Cogeneration II LLC	EWG QF EWG EWG EWG EWG QF EWG	98 7.84 210 240 38 90 53 224	Long Beach, CA Ontario, CA Boulder and Denver, Colorado Near Colorado Springs, Colorado Pepperell, Massachusetts Near Gillette, Wyoming North Las Vegas, Nevada North Las Vegas, Nevada

BLACK HILLS CORPORATION

DESCRIPTION OF NON-UTILITY BUSINESS SUBSIDIARIES
AND BASES FOR RETENTION

I.  INTRODUCTION

        Black Hills Corporation (“Black Hills”) is a South Dakota corporation headquartered in Rapid City, South Dakota. Black Hills is an integrated energy company with three principal wholly-owned subsidiaries (“Subsidiaries”):

(i)	Black Hills Power, Inc. (“Black Hills Power”), a regulated electric utility company;

(ii)

Black Hills Energy, Inc. (“Black Hills Energy”), an unregulated Subsidiary engaged through its Subsidiaries in the development, ownership, and operation of exempt wholesale generators (“EWGs”) and qualifying facilities (“QFs”), the production, transportation and marketing of natural gas, oil, coal, and other energy commodities, power marketing and other energy-related activities; and

(iii)	Black Hills FiberCom, LLC (“Black Hills FiberCom”), an unregulated Subsidiary engaged in telecommunications activities.

        Black Hills engages in various non-utility businesses through its Subsidiaries. Set forth below is a list of all of Black Hills’ direct and indirect Subsidiaries, a brief description of the business of each of these Subsidiaries, and the bases for the retention of each business upon Black Hills’ becoming a registered holding company, with appropriate citations to relevant authority.

II.  NON-UTILITY BUSINESSES OF PRINCIPAL SUBSIDIARIES

      A.   NON-UTILITY BUSINESS OF BLACK HILLS POWER, INC.

        Black Hills Power, a direct wholly-owned Subsidiary of Black Hills, is a South Dakota corporation headquartered in Rapid City, South Dakota. Black Hills Power is a public utility engaged in the generation, transmission, distribution and sale of electricity to approximately 60,000 customers in eleven counties in Western South Dakota, Eastern Wyoming, and Southwestern Montana. Black Hills Power is currently the only regulated public utility Subsidiary of Black Hills.

        Black Hills Power engages in various “energy-related” activities which are permissible under Rule 58, including the sale of products and services providing for protection from electrical surges resulting from lightning strikes and other surge anomalies2 and the sale and servicing of home appliances and home heating and cooling devices.

      B.   BLACK HILLS ENERGY, INC.

        Black Hills Energy, a direct wholly-owned Subsidiary of Black Hills, is a South Dakota corporation headquartered in Golden, Colorado. Black Hills Energy is an intermediate holding company for Subsidiaries primarily engaged in the generation and sale of electricity through EWGs and QFs, the production, marketing, and transportation of natural gas, oil, and coal, and other “energy-related” activities.3 The businesses of these Subsidiaries of Black Hills Energy, both direct and indirect, are described in greater detail below.4

         1.   Black Hills Exploration and Production, Inc.

        Black Hills Exploration and Production, Inc. (“BHEP”), a direct wholly-owned Subsidiary of Black Hills Energy, is a Wyoming corporation headquartered in Golden, Colorado. BHEP engages in oil and natural gas exploration and production in Wyoming, Montana, North Dakota, Nebraska, Colorado, California, Texas, Oklahoma, and Louisiana.5 BHEP also owns subsidiaries engaged in oil and natural gas and pipeline activities.

a.	Black Hills Gas Holdings Corp.

        Black Hills Gas Holding Corp. ("BHGHC"), a direct wholly-owned Subsidiary of BHEP, is a Colorado corporation. BHGHC, through its subsidiaries, owns and manages oil and natural gas reserves and is constructing a natural gas pipeline.6

i.	Black Hills Cabresto Pipeline, LLC

        Black Hills Cabresto Pipeline, LLC (“BHCP”), a direct wholly-owned Subsidiary of BHGHC, is a Delaware limited liability company. BHCP owns and operates a 12-mile natural gas pipeline located in the San Juan Basin of New Mexico.7

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    2.        The Commission previously has allowed utility subsidiaries to retain their businesses of marketing electrotechnology products and services, including surge protection equipment, pursuant to Rule 58(b)(1)(vii). See, e.g., CP&L Energies, Inc., Holding Company Act Release No. 35-27284 (Nov. 27, 2000) (citing to New Century Energies, Inc., Holding Company Act Release No. 35-26748 (Aug. 1, 1997)).

    3.        See, e.g., CP&L Energies, Inc., Holding Company Act Release No. 35-27284 (Nov. 27, 2000) (authorizing retention of intermediate holding company involved in similar activities).

    4.        Black Hills Energy is also the parent company of Black Hills FiberCom. The businesses of Black Hills FiberCom and its Subsidiaries are described in greater detail below.

    5.        See, e.g., WGL Holdings, Inc., Holding Company Act Release No. 35-26856 (April 14, 1998) (authorizing retention of oil and gas exploration subsidiary).

    6.        The Commission has authorized the retention of, or investment in, energy-related assets that are incidental to energy marketing, brokering or trading activities. See, e.g., Progress Energy, Inc., Holding Company Act Release No. 35-27297 (Dec. 12, 2000); Exelon Corporation, Holding Company Act Release No. 35-27545 (June 27, 2002).

    7.        CP&L Energy, Inc., Holding Company Act Release No. 35-27284 (Nov. 27, 2000) (authorizing subsidiary formed to acquire extend an existing intrastate pipeline) (citing to New Centuries, Inc., Holding Company Act Release No. 35-26748 (Aug. 1, 1997) and SCANA Corporation, Holding Company Act Release No. 35-27133 (Feb. 9, 2000)).

ii.	Black Hills Gas Resources, Inc.

        Black Hills Gas Resources, Inc. ("BHGR"), a direct wholly-owned Subsidiary of BHGHC, is a Colorado corporation. BHGR is the operating and management company for BHGHC’s oil and natural gas operations located primarily in the San Juan Basin of New Mexico.8

         2.   Black Hills Generation, Inc.

        Black Hills Generation, Inc. (“BHG”), a direct wholly-owned Subsidiary of Black Hills Energy, is a Delaware corporation headquartered in Golden, Colorado. Through its direct and indirect Subsidiaries, BHG holds investments in hydroelectric and natural gas-fired electric generating facilities located in California, Colorado, Massachusetts, and Nevada that are QFs or are owned by EWGs.9 BHG also owns interests in funds that have investments in QFs and EWG throughout the United States and interests in other business related to the ownership and operation of QFs and EWGs.

a.	California EWG and QF

i.	Black Hills Harbor, LLC

        Black Hills Harbor, LLC (“Black Hills Harbor”), a direct wholly-owned Subsidiary of BHG, is a Delaware limited liability company headquartered in Long Beach, California. Black Hills Harbor owns 70% of the partnership interests of Harbor Cogeneration Company, an EWG that owns and operates a natural gas-fired generating facility in Long Beach, California.10

ii.	Black Hills Long Beach, Inc.

        Black Hills Long Beach, Inc. (“Black Hills Long Beach”), a direct wholly-owned Subsidiary of BHG, is a Delaware corporation. Black Hills Long Beach owns 30% of the partnership interests in Harbor Cogeneration Company, an EWG that owns and operates a natural gas-fired generating facility in Long Beach, California.11

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    8.        See, e.g., WGL Holdings, Inc., Holding Company Act Release No. 35-26856 (April 14, 1998) (authorizing retention of oil and gas exploration subsidiary). See also Rule 58(b)(1)(ix).

    9.        See, e.g., New Centuries Energy, Inc., Holding Company Act Release No. 35-27212 (Aug. 16, 2000) (allowing retention of interests in several businesses holding electric generating EWGs).

    10.        See, e.g., New Centuries Energy, Inc., Holding Company Act Release No. 35-27212 (allowing retention of interests in businesses holding gas-fired EWGs).

    11.        See, e.g., New Centuries Energy, Inc., Holding Company Act Release No. 35-27212 (allowing retention of interests in businesses holding gas-fired EWGs).

A.	Harbor Cogeneration Company

        Harbor Cogeneration Company (“Harbor Cogen”), an indirect wholly-owned Subsidiary of BHG, is an EWG and a California general partnership that owns a 98 MW generating facility in Los Angeles County, California.12

iii.	Black Hills Ontario, LLC

        Black Hills Ontario, LLC, a Subsidiary of BHG, is a Delaware limited liability company with operations in Ontario, California. BHG holds direct and indirect membership interests in the company totaling 50% and manages the company. The company owns and operates a natural gas-fired cogeneration facility that is a QF in Ontario, California.13

b.	Colorado EWGs

i.	Black Hills Colorado, LLC

        Black Hills Colorado, LLC (“Black Hills Colorado”), a direct wholly-owned Subsidiary of BHG, is a Delaware limited liability company headquartered in Golden, Colorado. Black Hills Colorado is an EWG that owns and operates natural gas-fired electric generating facilities located at the Arapahoe Power Station in Denver, Colorado, and the Valmont Power Station in Boulder, Colorado, with a combined generating capacity of 210 MW.14

A.	Black Hills Valmont Colorado, Inc.

        Black Hills Valmont Colorado, Inc., a wholly-owned Subsidiary of BHG through Black Hills Colorado, is a Delaware corporation headquartered in Golden, Colorado. The company acted as financing agent during the construction phase of the Black Hills Colorado, LLC, an EWG, expansion project.15

ii.	Black Hills Fountain Valley, LLC

        Black Hills Fountain Valley, LLC (“BHFV”), a direct wholly-owned Subsidiary of BHG, is a Delaware limited liability company headquartered in Golden, Colorado. BHFV holds the investment of BHG in Fountain Valley Power, LLC, an EWG.16

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    12.         Harbor Cogeneration Company, 86 FERC ¶ 62,188 (1999).

    13.        See Rule 58(b)(1)(viii).

    14.        See Indeck Colorado, LLC, 91 FERC ¶ 62,131 (2000).

    15.        The Commission has previously authorized registered holding companies to create and own intermediate subsidiaries to hold or acquire energy-related companies, EWGs, and QFs. See, e.g., Energy East Corporation, Holding Company Act Release No. 35-27228 (Sept. 12, 2000); Interstate Energy Corporation, Holding Company Act Release No. 35-27069 (Aug. 26, 1999).

    16.        See, e.g., New Centuries Energy, Inc., Holding Company Act Release No. 35-27212 (allowing retention of interests in several businesses owning gas-fired EWGs).

iii.	Black Hills Fountain Valley II, LLC

        Black Hills Fountain Valley II, LLC (“BHFVII”), a direct wholly-owned Subsidiary of BHG, is a Colorado limited liability company headquartered in Golden, Colorado. BHFVII was formed to purchase real property on and adjacent to the Fountain Valley Power project.17

A.	E-Next A Equipment Leasing Company, LLC

        E-Next A Equipment Leasing Company, LLC, an indirect wholly-owned Subsidiary of BHG through BHFV, is a Delaware limited liability company. The company owns and leases certain equipment, including gas turbines and transformer packages, used at Fountain Valley Power LLC’s generation facility.18

B.	Fountain Valley Power, LLC

        Fountain Valley Power, LLC (“Fountain Valley Power”), an indirect wholly-owned Subsidiary of BHG through BHFV, is a Delaware limited liability company headquartered in Golden, Colorado. Fountain Valley Power is an EWG.19 Fountain Valley Power owns and operates a 240 MW gas-fired electric generation facility located south of Colorado Springs, Colorado.

d.	Massachusetts EWG

i.	Indeck Pepperell Power Associates, Inc.

        Indeck Pepperell Power Associates, Inc. (“Indeck Pepperell”), an indirect wholly-owned Subsidiary of BHG, is incorporated in Delaware with its principal business in Golden, Colorado. Indeck Pepperell is an EWG that owns a 38 MW generating facility located in Pepperell, Massachusetts, near the James River Pepperell, Inc. paper mill.20

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    17.        See Rule 58(b)(1)(viii). See also New Century Energies, Inc., Holding Company Act Release No. 35-27212 (Aug. 16, 2000) (permitting retention of business engaged in ownership of real property adjacent to generating facilities).

    18.        The Commission has authorized the retention of infrastructure services on previous occasions. See, e.g., Exelon Corporation, Holding Company Act Release No. 35-27256 (Oct. 19, 2000); GPU, Inc., Holding Company Act Release No. 35-27165 (April 14, 2000).

    19.        See Fountain Valley Power, LLC, 95 FERC ¶ 62,099 (2001).

    20.        Pepperell Power Associates, LP, 62 FERC ¶ 61,182 (1993).

e.	Nevada QF and EWGs

i.	Black Hills Southwest, LLC

        Black Hills Southwest, LLC (“BHS”), a direct wholly-owned subsidiary of BHG, is a Delaware limited liability company headquartered in Golden, Colorado. Through its direct and indirect Subsidiaries, the company holds an investment in a 53 MW natural gas-fired cogeneration facility that is a QF and owns an adjacent 224 MW natural gas-fired electric power generation facility, both of which are located in North Las Vegas, Nevada.21

A.	Black Hills Nevada, LLC

        Black Hills Nevada, LLC (“BHN”), an indirect wholly-owned Subsidiary of BHG, is a Delaware limited liability company. Through its direct and indirect Subsidiaries, the company holds an investment in a 53 MW natural gas-fired cogeneration facility that is a QF and owns an adjacent 224 MW natural gas-fired electric power generation facility, both of which are located in North Las Vegas, Nevada.22

(1)	Black Hills Nevada Real Estate Holdings, LLC

        Black Hills Nevada Real Estate Holdings, LLC, an indirect wholly-owned Subsidiary of BHN, is a Delaware limited liability company. The company owns and leases the land on which Las Vegas Cogeneration Limited Partnership’s 53 MW natural gas-fired cogeneration facility, Las Vegas Cogeneration II, LLC’s 224 MW natural gas-fired electric power generation facility, and Sunco Ltd., LLC’s greenhouse facility are located.23

(2)	Desert Arc I, LLC

        Desert Arc I, LLC, 50%-owned indirectly by BHG, is a Delaware limited liability company. Desert Arc I is an 85% general partner in Las Vegas Cogeneration Limited Partnership, a Nevada limited partnership which owns a 53 MW natural gas-fired cogeneration QF located in North Las Vegas, Nevada.24

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    21.        See, e.g., New Centuries Energy, Inc., Holding Company Act Release No. 35-27212 (allowing retention of interests in businesses holding gas-fired QFs).

    22.        See, e.g., New Centuries Energy, Inc., Holding Company Act Release No. 35-27212 (allowing retention of interests in businesses holding gas-fired QFs).

    23.        See Rule 58(b)(1)(viii). See also New Century Energies, Inc., Holding Company Act Release No. 35-27212 (Aug. 16, 2000) (permitting retention of business engaged in ownership of real property adjacent to generating facilities).

    24.        See, e.g., New Centuries Energy, Inc., Holding Company Act Release No. 35-27212 (Aug. 16, 2000) (allowing retention of interests in businesses holding gas-fired QFs).

(3)	Desert Arc II, LLC

        Desert Arc II, LLC, a 50%-owned Subsidiary of BHN, a Subsidiary of BHG, is a Delaware limited liability company. Desert Arc II is a 15% limited partner in Las Vegas Cogeneration, LP, a Nevada limited partnership which owns a 53 MW natural gas-fired cogeneration QF located in North Las Vegas, Nevada.25

(a)	Las Vegas Cogeneration Limited Partnership

        Las Vegas Cogeneration Limited Partnership is a Nevada limited partnership. BHG, a Subsidiary of Black Hills Energy, indirectly owns a 42.5% general partnership interest and a 7.5% limited partnership interest in the partnership. The partnership owns a 53 MW natural gas-fired cogeneration QF located in North Las Vegas, Nevada.26

(4)	Las Vegas Cogeneration II, LLC

        Las Vegas Cogeneration II, LLC (“LVCII”), an indirect wholly-owned Subsidiary of BHG, is a Delaware limited liability company. LVCII is an EWG that owns and operates a 224 MW natural gas-fired electric power generation facility in the North Las Vegas, Nevada.27 LVCII is administered in Golden, Colorado. LVCII holds a 100% ownership interest in another EWG, Las Vegas Cogeneration Energy Financing, LLC, which owns certain facilities and equipment which it leases to LVCII.

(a)	Las Vegas Cogeneration Energy Financing Company, LLC

        Las Vegas Cogeneration Energy Financing Company, LLC (“LVCEFC”), an indirect wholly-owned Subsidiary of BHG, is a Delaware limited liability company. LVCEFC is an EWG that owns and leases certain equipment used at LVCII’s 224 MW natural gas-fired electric power generation facility in North Las Vegas, Nevada.28

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    25.        See, e.g., New Centuries Energy, Inc., Holding Company Act Release No. 35-27212 (Aug. 16, 2000) (allowing retention of interests in businesses holding gas-fired QFs).

    26.        See, e.g., New Centuries Energy, Inc., Holding Company Act Release No. 35-27212 (Aug. 16, 2000) (allowing retention of interests in businesses holding gas-fired QFs).

    27.       Las Vegas Cogeneration II, LLC, 99 FERC ¶ 62,182 (2002).

    28.       Las Vegas Cogeneration Energy Financing Company, LLC, 99 FERC ¶ 62,148 (2002).

ii.	Black Hills Nevada Operations, LLC

        Black Hills Nevada Operations, LLC, a direct wholly-owned Subsidiary of BHG, is a Delaware limited liability. The company operates the 53 MW natural gas-fired cogeneration facility owned by Las Vegas Cogeneration Limited Partnership and the 224 MW natural gas-fired electric power generation facility owned by Las Vegas Cogeneration II, LLC, both located in North Las Vegas, Nevada.29

iii.	Black Hills Ivanpah, LLC

        Black Hills Ivanpah, LLC (“Black Hills Ivanpah”), is a direct wholly-owned Subsidiary of BHG, is a Delaware limited liability company headquartered in Golden, Colorado. Black Hills Ivanpah was established to hold BHG’s 49.5% limited partnership interest in a 500 MW generating facility project under development in Southern Nevada. The project partnership will qualify as an EWG.

iv.	Black Hills Ivanpah GP, LLC

        Black Hills Ivanpah GP, LLC (“Black Hills Ivanpah GP”), is a direct wholly-owned Subsidiary of BHG, is a Delaware limited liability company headquartered in Golden, Colorado. Black Hills Ivanpah GP was established to hold BHG’s 0.5% general partnership interest in a 500 MW generating facility project under development in Southern Nevada. The project partnership will qualify as an EWG.

f.	Investment Funds

i.	Black Hills North America, Inc.

        Black Hills North America, Inc., a wholly-owned Subsidiary of BHG held directly and indirectly, is a Delaware corporation headquartered in Golden, Colorado. The corporation indirectly holds a 1% general partnership interest in Indeck North American Power Fund, LP, which, through its Subsidiary, is an investor in an electric generating facility in Massachusetts and an electric generating facility in California, both of which are EWGs.30

ii.	North American Funding, LLC

        North American Funding, LLC, a direct wholly-owned Subsidiary of BHG, is a Delaware limited liability company headquartered in Golden, Colorado. The company is an investor in an electric generating facility in Massachusetts and an electric generating facility in California, both of which are EWGs.31

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    29.       See Rule 58(b)(1)(vi), (viii). See, e.g., Exelon Corporation, Holding Company Act Release No.35-27256 (Oct. 19, 2000) (authorizing retention of subsidiary that leases equipment for cogeneration facilities and related activities).

    30.        See, e.g., New Century Energies, Inc., Holding Company Act Release No. 35-27212 (Aug. 16, 2002) (citing to Interstate Energy Corporation, Holding Company Act Release No. 35-27069 (Aug. 26, 1999)).

    31.        See, e.g., New Centuries Energy, Inc., Holding Company Act Release No. 35-27212 (Aug. 16, 2000) (allowing retention of interests in several businesses holding electric generating EWGs).

A.	Indeck North American Power Fund, LP

        Indeck North American Power Fund, LP (“INAPF”), a Subsidiary of BHG, is a Delaware limited partnership headquartered in Golden, Colorado. BHG holds a 99% limited partnership interest and an indirect 1% general partnership interest in INAPF. BHG also provides management services to INAPF. INAPF holds investments in an electric generating facility in Massachusetts and an electric generating facility in California, both of which are EWGs.32

B.	Indeck North American Power Partners, LP

        Indeck North American Power Partners, LP (“INAPP”), a Subsidiary of BHG, is a Delaware limited partnership headquartered in Golden, Colorado. BHG holds an indirect 1% general partnership interest and a 99% limited partnership interest in INAPP. BHG also provides management services to INAPP. INAPP is the sole general partner of INAPF.33

iii.	EIF Investors, Inc.

        EIF Investors, Inc., a direct wholly-owned Subsidiary of BHG, is a Delaware corporation headquartered in Golden, Colorado. The corporation holds BHG’s investments in Energy Investors Fund, LP, Energy Investors Fund II, LP, and Energy Investors Fund III, LP, which in turn hold investments in numerous electric generating facilities that are either QFs or are owned by EWGs in the United States and elsewhere.34

g.	Other Businesses Related to QFs and EWGs

i.	Black Hills Idaho Operations, LLC

        Black Hills Idaho Operations, LLC, an indirect wholly-owned Subsidiary of BHG, is a Delaware limited liability company headquartered in Golden, Colorado. The company is engaged in the business of providing plant operating services to two natural gas-fired QFs located in the cities of Rupert and Glenns Ferry, Idaho.35

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    32.        See, e.g., New Centuries Energy, Inc., Holding Company Act Release No. 35-27212 (Aug. 16, 2000) (allowing retention of interests in several businesses holding electric generating EWGs).

    33.        See, e.g., New Centuries Energy, Inc., Holding Company Act Release No. 35-27212 (Aug. 16, 2000) (allowing retention of interests in several businesses holding electric generating EWGs).

    34.        See, e.g., New Centuries Energy, Inc., Holding Company Act Release No. 35-27212 (Aug. 16, 2000) (allowing retention of interests in businesses holding gas-fired QFs and EWGs).

    35.        See, e.g., CP&L Energies, Inc., Holding Company Act Release No. 35-27284 (Nov. 27, 2000) (allowing retention of various businesses engaged in maintenance and repair services).

ii	Sunco Ltd., LLC

        Sunco Ltd., LLC (“Sunco”), an indirect wholly-owned Subsidiary of BHG, is a Nevada limited liability company. The company owns and operates a 12-acre greenhouse facility used to grow organic tomatoes. The greenhouse facility serves as the thermal host required by Las Vegas Cogeneration Limited Partnership to maintain its QF status.36 Las Vegas Cogeneration Limited Partnership supplies the greenhouse with thermal energy produced by the QF.

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    36.        See Rule 58(b)(1)(viii).

iii.	West Cascade Energy, LLC

        West Cascade Energy, LLC, a 50%-owned indirect Subsidiary of BHG, is a Delaware limited liability company. West Cascade Energy, LLC, is currently exploring the development of an EWG facility in Oregon.37

         3. Wyodak Resources Development Corporation

        Wyodak Resources Development Corporation (“Wyodak”), a direct wholly-owned Subsidiary of Black Hills Energy, is a Delaware corporation headquartered in Rapid City, South Dakota. Its principal place of business is in Gillette, Wyoming. Wyodak owns and operates a surface coal mine in the Powder River Basin of Wyoming and produces and markets coal to several unrelated third parties. Wyodak also supplies coal to Black Hills Power.38

        The following direct and indirect Subsidiaries of Wyodak are engaged in the businesses of generating and selling electricity, producing and marketing coal, oil, and natural gas, and other energy-related activities.

a.	Black Hills Energy Resources, Inc.

        Black Hills Energy Resources, Inc. (“BHER”), a wholly-owned Subsidiary of Wyodak, is a South Dakota corporation headquartered in Rapid City, South Dakota. BHER engages, directly and through its subsidiaries, in the marketing and transportation of oil in Texas.39

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    37.        See, e.g., New Century Energies, Inc., Holding Company Act Release No. 35-27212 (Aug. 16, 2002) (citing to Interstate Energy Corporation, Holding Company Act Release No. 35-27069 (Aug. 26, 1999)). See also Rule 58(b)(1)(v).

    38.       See, e.g., E. ON AG, Holding Company Act Release No. 35-27539 (June 14, 2002) (citing to Vectren Corporation, Holding Company Act Release No. 35-27150 (March 8, 2000)); Progress Energy, Holding Company Act Release No. 35-27442 (Sept. 21, 2001) (permitting retention of acquired coal mining subsidiaries).

     39.        See Rule 58(b)(1)(ix). The ownership and operation of oil pipelines and other oil transportation, storage and handling facilities is an integral part of the oil brokering and marketing business conducted by BHER and its subsidiaries, since these assets enable them to engage in financially advatageous trading strategies (such as asset-backed transactions) relying on these resources and minimizing the need for additional guarantees, counterparty assurances or firm contracts with other suppliers. As adopted, Rule 58(b)(1)(v) encompasses brokering and marketing of energy commodities, including, but not limited to, combustible fuels such as oil. 62 Fed. Reg. 7900, 7906 & 62 (Feb 20, 1997). As previously noted, the Commission has allowed the retention or acquisition of interests in gas pipelines, coal mines and other similar energy-related” assets to facilitate gas and coal brokering and marketing businesses. See e,g,, See, e.g., Progress Energy, Inc., Holding Company Act Release No. 35-27297 (Dec. 12, 2000); Exelon Corporation, Holding Company Act Release No. 35-27545 (June 27, 2002). The Commission has also previously allowed a combination electric and gas utility holding company to retain foreign oil transportation facilities. See, e.g., Keyspan Corporation, Holding Company Act Release No. 27271 (Nov. 2000).

i.	Black Hills Energy Pipeline, LLC

        Black Hills Energy Pipeline, LLC, a direct wholly-owned Subsidiary of BHER, is a Delaware limited liability company headquartered in Houston, Texas. The company is a 99% limited partner in Millennium Pipeline Company, LP, a Texas limited partnership which owns and operates an oil pipeline in the Gulf Coast region of Texas.40

ii.	Black Hills Millennium Pipeline, Inc.

        Black Hills Millennium Pipeline, Inc., a direct wholly-owned Subsidiary of BHER, is a South Dakota corporation headquartered in Houston, Texas. The company is a 1% general partner in Millennium Pipeline Company, LP a Texas limited partnership which owns and operates an oil pipeline in the Gulf Coast Region of Texas.41

A.	Millennium Pipeline Company, LP

        Millennium Pipeline Company, LP, an indirect Subsidiary of BHER, is a Texas limited partnership which owns and operates an oil pipeline in the Gulf Coast region of Texas.42

iii.	Black Hills Energy Terminal, LLC

        Black Hills Energy Terminal, LLC, a direct wholly-owned Subsidiary of BHER, is a South Dakota limited liability company headquartered in Houston, Texas. The company is a 99% limited partner in Millennium Terminal Company, LP, a Texas limited partnership which owns and operates an oil terminal and storage facility.43

iv.	Black Hills Millennium Terminal, Inc.

        Black Hills Millennium Terminal, Inc., a direct wholly-owned Subsidiary of BHER, is a South Dakota corporation headquartered in Houston, Texas. The company is a 1% general partner in Millennium Terminal Company, LP, a Texas limited partnership which owns and operates an oil terminal and storage facility.44

A.	Millennium Terminal Company, LP

        Millennium Terminal Company, LP, an indirect wholly-owned Subsidiary of BHER, is a Texas limited partnership which owns and operates an oil terminal and storage facility.45

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    40.        See Rule 58(b)(1)and (v). See also supra note 41.

    41.        See Rule 58(b)(1)and (ix).See also supra note 41.

    42.       See Rule 58(b)(1)and (ix). See also supra note 41.

    43.       See Rule 58(b)(1)and (ix).See also supra note 41.

    44.       See Rule 58(b)(1) and (ix).See also supra note 41.

    45.       See Rule 58(b)(1)and (ix).See also supra note 41.

v.	Black Hills Kilgore Energy Pipeline, LLC

        Black Hills Kilgore Energy Pipeline, LLC (“BHKEP”), a direct wholly-owned Subsidiary of BHER, is a Delaware limited liability company. BHKEP is a 99% limited partner in Black Hills Kilgore Pipeline Company, LP, a Texas limited partnership which owns and operates an oil pipeline in the Eastern and Gulf Coast regions of Texas.46

vi.	Black Hills Kilgore Pipeline, Inc.

        Black Hills Kilgore Pipeline, Inc. (“BHKP”), a direct wholly-owned Subsidiary of BHER, is a Delaware corporation. BHKP is a 1% general partner in BHKPC, a Texas limited partnership which owns and operates an oil pipeline in the Eastern and Gulf Coast regions of Texas.47

A.	Black Hills Kilgore Pipeline, LP

        Black Hills Kilgore Pipeline Company, LP (“BHKPC”), an indirect wholly-owned Subsidiary of BHER, is a Texas limited partnership which owns and operates an oil pipeline in the Eastern and Gulf Coast regions of Texas.

vii.	Black Hills Operating Company, LLC

        Black Hills Operating Company, LLC (“BHOC”), a direct wholly-owned Subsidiary of BHER, is a Delaware limited liability company headquartered in Houston, Texas. BHOC is an operating and management company for oil terminals and pipelines in the Eastern and Gulf Coast regions of Texas.48

b.	Black Hills Fiber Systems, Inc.

        Black Hills Fiber Systems, Inc. (“Black Hills Fiber”), a direct wholly-owned Subsidiary of Wyodak, is headquartered in Rapid City, South Dakota. Through its Subsidiaries, Black Hills Fiber is engaged telecommunications and related businesses which qualify for exempt telecommunications company (“ETC”) status.

i.	Black Hills FiberCom, LLC

        Black Hills FiberCom, LLC (“Black Hills FiberCom”), a 100%-owned direct Subsidiary of Black Hills Fiber, is a South Dakota limited liability company headquartered in Rapid City, South Dakota. Black Hills FiberCom is engaged in providing cable television, Internet, broadband, and other communications services in the Black Hills region of western South Dakota. Black Hills FiberCom qualifies for ETC status.49

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    46.       See Rule 58(b)(1) and (ix). See also supra note 41.

    47.       See Rule 58(b)(1) and (ix).See also supra note 41.

    48.       See Rule 58(b)(1) and (ix). See also supra note 41.

    49.       See Section 34 of the Act. On August 2, 2004, Black Hills FiberCom submitted an application to the “FCC” requesting a determination of “ETC” status.

ii.	BHFC Publishing, LLC

        BHFC Publishing LLC (“BHFC Publishing”), a direct wholly-owned Subsidiary of Black Hills Fiber, is a Delaware limited liability company headquartered in Rapid City, South Dakota. BHFC Publishing is engaged in the business of publishing a telephone directory for the Black Hills region of western South Dakota. BHFC Publishing qualifies for ETC status.50

iii.	Black Hills Publishing Montana, LLC

        Black Hills Publishing Montana, LLC (“Black Hills Publishing Montana”), a direct wholly-owned Subsidiary of Black Hills Fiber, is a Delaware limited liability company headquartered in Rapid City, South Dakota. Black Hills Publishing Montana is engaged in the business of publishing a telephone directory for the Billings, Montana, region. Black Hills Publishing Montana qualifies for ETC status.51

c.	Black Hills Wyoming, Inc.

        Black Hills Wyoming, Inc. (“Black Hills Wyoming”), a direct wholly-owned indirect Subsidiary of Wyodak, is a Wyoming corporation headquartered in Rapid City, South Dakota. Black Hills Wyoming is an EWG.52 Black Hills Wyoming operates a 90 MW coal-fired electric generation facility located near Gillette, Wyoming, at the Wyodak coal mine (the “Wygen Plant”). The company leases the facility from Wygen Funding, LLC, an unaffiliated Delaware limited partnership owned by the project financiers. Black Hills Wyoming also owns and operates a 40 MW combustion turbine (the Neil Simpson Complex CT #2) near Gillette, Wyoming.

d.	Daksoft, Inc.

        Daksoft, Inc. (“Daksoft”), a direct wholly-owned Subsidiary of Wyodak, is a South Dakota company headquartered in Rapid City, South Dakota. Daksoft is engaged in developing and marketing computer software.

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    50.        See Section 34 of the Act. On August 2, 2004, BHFCC Publishing LLC submitted an application to the FCC requesting a determination of ETC status.

    51.        See Section 34 of the Act. On August 2, 2004, Black Hills Publishing Montana submitted an application to the FCC requesting a determination of ETC status.

    52.        Black Hills Generation, Inc., 95 FERC ¶ 62,025 (2001).

e.	Enserco Energy Inc.

        Enserco Energy Inc. (“Enserco”), a direct wholly-owned Subsidiary of Wyodak, is a South Dakota corporation. Enserco is headquartered in Golden, Colorado. Enserco is engaged in the business of marketing natural gas on a wholesale basis in the Mid-Continent, Rocky Mountain and Pacific Coast regions of the United States and in Canada.53

III.  INACTIVE SUBSIDIARIES

        Black Hills indirectly owns interests in a number of subsidiaries that remain in existence but no longer are active. Black Hills identifies those inactive subsidiaries below.

Subsidiary	Corporate Form/Place of Organization

Adirondack Hydro Development Corporation	Delaware corporation
Adirondack Operating Services, LLC	New York limited liability company
Acquisition Partners, LP	New York limited partnership
Black Hills Berkshire, LLC	Delaware limited liability company
Black Hills Capital Development, Inc.	Illinois corporation
Black Hills High Desert, Inc.	Delaware corporation
Black Hills Independent Power Fund, Inc.	Texas corporation
Black Hills Independent Power Fund II, Inc.	Illinois corporation
ICPM, Inc.	Delaware corporation
Indeck Auburndale, LLC	Delaware limited liability company
Indeck Gordonsville, LLC	Delaware limited liability company
Middle Falls II, LLC	New York limited liability company
Middle Falls Corporation	New York corporation
NHP, LP	New York limited partnership
Sissonville Corporation	New York corporation
State Dam Corporation	New York corporation
VariFuel, LLC	South Dakota limited liability company
Warrensburg Corporation	New York corporation

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    53.        See Rule 58(b)(1)(v).